S.W. LAM, INC.


                               QUALITY PRINCE LTD.


                               PHENOMENAL LIMITED


                                  LAM SAI WING


                               CHAN YAM FAI, JANE


                        HANG FUNG GOLD TECHNOLOGY LIMITED


                       HANG FUNG JEWELLERY COMPANY LIMITED


                                 SOYCUE LIMITED




                   -----------------------------------------

                                DEED OF AMENDMENT

                   -----------------------------------------







                           Jones, Day, Reavis & Pogue
                       29th Floor, Entertainment Building
                             30 Queen's Road Central
                                    Hong Kong

                           Telephone: (852) 2526-6895
                           Facsimile: (852) 2868-5871

THIS DEED is made on the              day of June 1998.
                         -------------

AMONG


(1) S.W. LAM, INC. a company incorporated in Nevada, United States of America with its registered office at Corporation Trust Company, One East Street, Reno, Nevada 89501, U.S.A. ("S.W. Lam, Inc.");

(2)  QUALITY  PRINCE  LTD.  a  British  Virgin  Islands   corporation  with  its
     registered office at P.O. Box 3444, Road Town, Tortola, British Virgin Islands ("Quality Prince");

(3) PHENOMENAL LIMITED a British Virgin Islands corporation with its registered office at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands ("Phenomenal");

(4) LAM SAI WING [HKID: D526157(1)] at Units 25-32, 2nd Floor, Block B, Focal Industrial Centre, 21 Man Lok Street, Hunghom, Kowloon, Hong Kong ("Mr. Lam");

(5) CHAN YAM FAI, JANE [HKID: G293329(1)] at Units 25-32, 2nd Floor, Block B, Focal Industrial Centre, 21 Man Lok Street, Hunghom, Kowloon, Hong Kong ("Mrs Lam"; collectively with Mr. Lam, "the Lams"); and

(6) HANG FUNG GOLD TECHNOLOGY LIMITED a company incorporated in Bermuda with its registered office at Clarendon House, 2 Church Street, Hamilton, HM 11, Bermuda ("List Co").

(7) HANG FUNG JEWELLERY COMPANY LIMITED, a company incorporated in Hong Kong with its registered office at Units 25-32, 2nd Floor, Block B, Focal Industrial Centre, 21 Man Lok Street, Hunghom, Kowloon ("HF Jewellery").

(8) SOYCUE LIMITED, a company incorporated in the British Virgin Islands with its registered office at P. O. Box 71, Craigmuir Chambers, Road Town, Tortola, British Virgin Islands ("Soycue").


RECITALS


A. Quality Prince is the holding company of the group of companies known as the Hang Fung Group.


B. HF Jewellery, further details of which are specified in Schedule 6, is a wholly owned subsidiary of Quality Prince.

C. The parties (apart from HF Jewellery, Soycue and List Co) entered into an agreement entitled "Investment Agreement for a Warrant to Purchase 5,263,158 shares of Common Stock of S.W. Lam, Inc. and a US$ 10,000,000 Convertible Note Certificate of Quality Prince Ltd." on May 20, 1997 in Hong Kong (the "Original Agreement") for the purpose of providing by Phenomenal financing in the amount of US$10,000,000 to the Hang Fung Group, as that term is defined in the Original Agreement. A copy of the Original Agreement is attached to this Deed as Schedule 1.

D. Pursuant to Section 6 of the Convertible Note Certificate of Quality Prince (the "Note"), which was issued under and formed an integral part of the Original Agreement, the amount due under the Note, i.e. the principal amount of US$10,000,000 and all the interest accruing, shall be due and repayable on the expiration of ten months from the date of issue, namely on March 20, 1998, unless the holder of the Note has exercised its right of conversion pursuant to Section 3 of the Note. Phenomenal, as the holder of the Note, has not exercised such right.


E. To extend the financing provided to the Hang Fung Group by Phenomenal under the Original Agreement, the parties have agreed that the principal amount advanced by Phenomenal pursuant to the Note shall be restructured and capitalized into redeemable preference shares in the capital of HF Jewellery, that Phenomenal shall waive its right to obtain all interest accrued under the Note, and that certain modifications to the Original Agreement shall be adopted under the terms and conditions as further described below.


F. The parties also wish to document their intention to list the Hang Fung Group on The Stock Exchange of Hong Kong Limited and to specify certain circumstances under which Phenomenal or its nominee may subscribe for shares in List Co.


G. The parties began negotiating the terms and conditions for the restructuring before March 20, 1998 but were not able to complete the restructuring as of March 20, 1998. The parties executed extension agreements to extend the Original Agreement until June ___, 1998 to allow time for the preparation and execution of documents necessary for the implementation of the restructuring.


H. Section 9.09 of the Original Agreement provides that any term of the Original Agreement may be amended only by a written instrument signed by the party against whom enforcement of any such amendment is sought.


I. The parties desire to amend the Original Agreement to carry out the purposes of Recitals E and F above by and in accordance with this Deed.


NOW THIS DEED WITNESSES:


ARTICLE 1. GENERAL

Section 1.1  Effectiveness.

This Deed shall be  effective as of the date hereof ("Effective Date").

Section 1.2 Definitions.

For purposes of this Deed, the following words and phrases shall have the following meanings:

(a)  "Aggregate Redemption Amount" has the meaning specified in Section 7.4.

(b)  "Completion" has the meaning specified in Section 6.1.

(c)  "Effective Date" has the meaning specified in Section 1.1.

(d)  "Listing" has the meaning specified in Section 7.1.

(e)  "Prospectus Date" has the meaning specified in Section 7.6.

(f)  "Put Option Agreement" has the meaning specified in Section 2.2.

(g)  "Redeemable Preference Shares" has the meaning specified in Section 2.1.

Any other words with initial capitalization that are used and not defined in this Deed shall have the meanings ascribed to them in the Original Agreement.


ARTICLE 2. ISSUANCE OF REDEEMABLE PREFERENCE SHARES

Section 2.1 Issuance of Redeemable Preference Shares.

Before Completion, HF Jewellery will have duly authorized the issuance of 5,263,788 redeemable preference shares of US$0.01 each ("Redeemable Preference Shares") at a premium of US$ 1.8897726 each to Phenomenal or its nominee (representing a total subscription amount of US$10,000,000), such redeemable preference shares having the rights, restrictions, privileges, and preferences of which are set forth in Schedule 2 to this Deed. HF Jewellery shall before the Completion amend its Memorandum and Articles of Association to permit HF Jewellery to be legally authorized to issue the Redeemable Preference Shares in accordance with the terms under Schedule 2.

Section 2.2 Put Option Agreement.

The Lams shall enter into a duly executed put option agreement (the "Put Option Agreement") with Phenomenal substantially in the form set out in Schedule 3 at Completion, enabling Phenomenal to sell the Redeemable Preference Shares to the Lams in the event HF Jewellery fails to timely redeem the Redeemable Agreement Shares pursuant to Section 7.2 or 7.3 hereof, as the case may be, on the terms specified in the Put Option Agreement.


ARTICLE 3. SATISFACTION OF NOTE AND RELEASE OF SECURITY

Section 3.1 Satisfaction of the Note.

Upon Completion, all obligations of Quality Prince under the Note shall be deemed fully satisfied and extinguished and the Note shall cease to have any force or effect.

Section 3.2 Release of Share Mortgage and Personal Guarantee.

Upon Completion, the Share Mortgages and the Personal Guarantees referred to in the Original Agreement shall be completely discharged, and the original share certificates in S.W. Lam, Inc. and Good Day Holdings Limited and all blank instruments of transfer held by Phenomenal under the Share Mortgages shall be returned to the holders of the share certificates.

Section 3.3 Language Made Without Force and Effect.

All language in the Original Agreement relating to the Note that are made obsolete or inconsistent with the provisions herein shall be deleted and made without force and effect upon the Completion.


ARTICLE 4. COMMON STOCK PURCHASE WARRANT TO BE EXTENDED

Section 4.1 Warrant to be Extended.

The Common Stock Purchase Warrant of S.W. Lam, Inc. executed in connection with the Original Document (the "Warrant") shall be extended through mid-night, May 31, 1999 or until the Listing, whichever date is earlier, by the execution of an Extension and Modification Agreement substantially in the form of Schedule 4 hereto by S.W. Lam, Inc. and Phenomenal.

Section 4.2 Number of Common Stock Modified.

The number of shares in the Common Stock of S.W. Lam, Inc. subject to the Warrant shall be modified in accordance with the following formula:

5,263,788 shares x [ 1 + (n x 0.1956)/365 x 1.899773/2.15 ]

where
-----

n = number of days elapsing between March 20, 1998 and the day on which the Warrant is exercised

Section 4.3 Rights as  Redeemable  Preference  Share  Holder and Warrant  Holder
            Mutually Exclusive.

The redemption and subscription rights of Phenomenal specified in Article 7 herein are alternative to and mutually exclusive with the rights of Phenomenal as holder of the Warrant. By exercising its right to cause the redemption of the Redeemable Preference Shares and subscribe for ordinary shares in List Co with the redemption proceeds, Phenomenal will forfeit its right to exercise the Warrant. By exercising the Warrant, Phenomenal will forfeit its right to to cause the redemption of the Redeemable Preference Shares and subscribe for ordinary shares in List Co with the redemption proceeds.

ARTICLE 5. COVENANTS OF HF JEWELLERY AND SOYCUE

Section 5.1 No New Shares in HF Jewellery.

From the Effective Date and prior to redemption by HF Jewellery of all the Redeemable Preference Shares issued to Phenomenal pursuant to Section 7.2 or 7.3, HF Jewellery covenants not to issue additional shares, whether ordinary or preference, to any other party without the written consent of Phenomenal (such consent not to be unreasonably withheld).

Section 5.2 No Demand on Inter-Company Loan.

From the Effective Date and prior to the redemption of the Redeemable Preference Shares by HF Jewellery pursuant to Section 7.2 or 7.3 hereof, Soycue covenants that it shall not demand nor accept any payment from HF Jewellery for the repayment of any interest or principal on an inter-company loan due from HF Jewellery to Soycue in the amount of HK$22,791,000 existing as of the Effective Date without the consent of Phenomenal.


ARTICLE 6. COMPLETION

Section 6.1 Time and Place.

The completion ("Completion") of the transactions contemplated under this Deed shall take place at the offices of Jones, Day, Reavis & Pogue ("Jones Day") at 29th Floor, Entertainment Building, 30 Queen's Road Central, Hong Kong on June 30, 1998, or such other time and place as may be mutually agreed on.

Section 6.2 Documents to be Delivered.

At Completion the Lams will deliver or procure the delivery of the following documents to Phenomenal:

(a) Share certificates representing 5,263,788 shares of Redeemable Preference Shares in HF Jewellery issued to Phenomenal or its nominee. The certificates shall be registered on HF Jewellery's books in the name of Phenomenal or its nominee.

(b) Evidence to the reasonable satisfaction of Phenomenal that the Memorandum and Articles of Association of HF Jewellery has been amended pursuant to
     Section 2.1 herein.

(c) A Put Option Agreement substantially in the form of Schedule 3, duly executed by the Lams.

(d) An Extension and Modification Agreement for the Warrant substantially in the form of Schedule 4 (the "Warrant Extension Agreement"), duly executed by S.W. Lam, Inc.

Section 6.3 Documents to be Delivered by Phenomenal.

At Completion Phenomenal will deliver the following documents to the Lams, Quality Prince or S.W. Lam, Inc., as the case may be:

(a)  The original Convertible Note Certificate executed by Quality Prince.

(b) Share certificates and blank instruments of transfer in S.W. Lam, Inc. and in Good Day Holdings Limited.

(c)  The original Personal Guarantees executed by the Lams.

(d)  The original Share Mortgages.

Section 6.4       Procedures at Completion.

At Completion, the Lams, S.W. Lam, Inc. and Phenomenal, as the case may be, shall execute the following documents:

(a)  The Warrant Extension Agreement.

(b)  The Put Option Agreement.


ARTICLE 7. RIGHT TO  SUBSCRIBE  FOR  SHARES IN LIST CO AND  LISTING OF HANG FUNG
           GROUP OF COMPANIES

Section 7.1 Intention of Listing.

The Lams, S.W. Lam, Inc., Quality Prince and HF Jewellery hereby jointly and severally represent that it is their intention that the Hang Fung Group should apply for listing of the shares in List Co on The Stock Exchange of Hong Kong Limited (the "Listing"), and that for that purpose the respective parties have procured the incorporation of List Co, a company incorporated in Bermuda, on December 4, 1997. Notwithstanding any other provision in the Original Agreement or this Deed, the Lams, S.W. Lam, Inc., Quality Prince, List Co, HF Jewellery and Soycue are not required to obtain any consent from Phenomenal in order to implement the Listing. The Lams, S.W. Lam Inc and Quality Prince hereby agree to use their reasonable endeavors to procure that prior to March 20, 1999 the Hang Fung Group will implement a restructuring so that List Co shall become the holding company of the corporations constituting the Hang Fung Group.

Section 7.2 Redemption of Redeemable Preference Shares before March 20, 1999.

The parties hereto agree that except as provided in this paragraph, Phenomenal shall not have the right to redeem any of its Redeemable Preference Shares before March 20, 1999. Phenomenal shall be obliged to exercise its right to (i) cause HF Jewellery to redeem the Redeemable Preference Shares to be issued to Phenomenal or its nominee pursuant to this Deed (notwithstanding the terms of issue of such Redeemable Preference Shares) and (ii) to apply a minimum of US$ 10,000,000 or any larger amount up to the Aggregate Redemption Amount (as defined in Section 7.4) for the subscription of shares in List Co pursuant to
Section 7.5, if at any time before March 20, 1999 reasonable evidence has been produced to Phenomenal in writing of (a) the completion of the restructuring contemplated in Section 7.1; and (b) the approval by the Listing Committee of The Stock Exchange of Hong Kong Limited of the Listing, provided that the notional market capitalization of List Co disclosed in the prospectus to be issued by List Co shall not be less than the amount set forth in Section 7.7. Within five (5) days of the occurrence of (a) and (b) above, Phenomenal shall serve a notice in writing to HF Jewellery or the Lams to cause the redemption of the Redeemable Preference Shares and to subscribe for shares in List Co, in each case, prior to the date of bulk printing of the prospectus as referred to above.

Section 7.3 Redemption of Redeemable Preference Shares after March 19, 1999.

If one or both of the above conditions (a) and (b) set out in Section 7.2 are not satisfied by 20 March 1999, Phenomenal shall be required by serving an irrevocable notice (the "March Notice") to HF Jewellery or the Lams before March 31, 1999 to elect either one of the following options (i) or (ii).

(a) Under option (i), Phenomenal shall cause HF Jewellery to redeem the Redeemable Preference Shares in accordance with Section 7.4 without further subscribing for any shares in List Co with any of the Aggregate Redemption Amount received from the redemption.

(b) Under option (ii), Phenomenal shall cause HF Jewellery to redeem the Redeemable Preference Shares in accordance with Section 7.4, and, provided that it is established before March 31, 1999 by HF Jewellery or the Lams that condition (a) set out in Section 7.2 has been satisfied, shall be obliged to apply part or all of the Aggregate Redemption Amount to subscribe for shares in List Co pursuant to Section 7.5. If condition (a) set out in Section 7.2 has not been satisfied before March 31, 1999, Phenomenal shall be obliged to continue to hold the Redeemable Preference Shares and shall not have the right to require HF Jewellery or the Lams to redeem any of the Redeemable Preference Shares until such time when condition (a) set out in Section 7.2 is satisfied, which time in no event shall be later than June 30, 1999, under which circumstance Phenomenal shall be obliged to cause the redemption and subscribe for shares in List Co pursuant to Section 7.5. If the condition (a) set out in Section 7.2 is not satisfied by June 30, 1999, Phenomenal shall have the right but not the obligation by serving an irrevocable notice (the "June Notice") to HF Jewellery or the Lams to cause a redemption of the Redeemable Preference Shares and elect to apply none, part or all of the Aggregate Redemption Amount to subscribe for shares in List Co until such time when condition
     (a) set out in Section 7.2 is satisfied, at which time Phenomenal shall be obliged to serve an irrevocable notice to HF Jewellery or the Lams within ten (10) days after satisfaction of condition (a) set out in Section 7.2 to cause HF Jewellery to redeem the Redeemable Preference Shares and elect to apply none, part or all of the Aggregate Redemption Amount to subscribe for shares in List Co pursuant to Section 7.5.

Section 7.4 Determination and Payment of Redemption Amount.

The Aggregate Redemption Amount shall mean and consist of (i) US$10,000,000 representing a return of capital; and (ii) a dividend payable at the same time with (i), and collectively shall be calculated in accordance with the following formula:

ARA = US$10,000,000 x (1 + n x 0.1956/365)

where
-----

ARA = the aggregate redemption amount (the "Aggregate Redemption Amount") payable by HF Jewellery to Phenomenal for the redemption of all the 5,263,788 Redeemable Preference Shares held by Phenomenal.

n = number of days elapsing from March 20, 1998 to the date the Aggregate Redemption Amount is paid to Phenomenal, which in any event will not exceed 365 days.

Only in the event of either (a) a redemption by HF Jewellery of the Redeemable Preference Shares held by Phenomenal pursuant to Section 7.3 (a) whereby
Phenomenal has served the March Notice electing not to subscribe for shares in List Co; or (b) where condition (a) set out in Section 7.2 not being satisfied by June 30, 1999 pursuant to Section 7.3(b) and Phenomenal has served the June Notice to HF Jewellery or the Lams, HF Jewellery shall be required to tender the payment in lawful U.S. currency for (i) the Aggregate Redemption Amount within 90 days of the date of the March Notice or the June Notice, as the case may be, served by Phenomenal under Section 7.3; and (ii) a special dividend calculated under the formula below shall accrue and be payable together with the Aggregate Redemption Amount on the date the payment for the Aggregate Redemption Amount is made:

SD = US$10,000,000 x (n x 0.1956/365 )

where
-----

SD = special dividend
n = number of days elapsing from March 20, 1999 to the date the Aggregate Redemption Amount is paid to Phenomenal.

Section 7.5 Subscription of Shares.

Immediately upon the payment by HF Jewellery of the Aggregate Redemption Amount in respect of the Redeemable Preference Shares pursuant to Section 7.4, Phenomenal shall be obliged to subscribe for that number of shares in List Co using all or part of the Aggregate Redemption Amount paid by HF Jewellery to Phenomenal for the redemption of all of the 5,263,788 Redeemable Preferences Shares held by Phenomenal pursuant to Section 7.2 as follows:

(a) For an aggregate subscription of US$10 million, Phenomenal will subscribe for such number of shares in the List Co representing 29.14% of total number of outstanding ordinary shares in List Co without taken into any shares to be issued and allotted under the Listing. The per share issue price shall be US$ 10 million divided by the number of shares issued pursuant to this paragraph.

(b) For any amount in excess of US$ 10,000,000, Phenomenal will subscribe for shares in List Co at a price per share 13.16% higher than the price per share paid for the first 29.14% shares under Section 7.5(a).

(c) In the event a special dividend is paid pursuant to the June Notice, Phenomenal may elect to apply the proceeds of such special dividend to subscribe for any additional shares in List Co at the per share price stated in (b) hereinabove.


Section 7.6 Shareholders Agreement.

S.W. Lam, Inc. and the Lams shall further procure, and Quality Prince shall further agree that upon the subscription of the shares by Phenomenal or its nominee as provided in Section 7.3, the shareholders of List Co shall enter into a shareholders agreement with Phenomenal or its nominee in the form specified in
Schedule 5. It is expressly agreed and acknowledged that such agreement shall terminate and shall become void and cease to have any force or effect on the date being the date of any prospectus (the "Prospectus Date") that may be issued by List Co in respect of the initial public offer in the course of an application for listing of the shares of List Co or such earlier date as may be agreed by the parties.

Section 7.7 Market Capitalization.

Phenomenal hereby agrees and covenants by its execution hereof, that List Co may seek a listing of the shares on The Stock Exchange of Hong Kong Limited without the consent of Phenomenal (or any affiliated company of Phenomenal) under the Original Agreement, this Deed or any shareholders agreement to which Phenomenal is a party, provided that:

(a) the notional market capitalization expressed in Hong Kong dollars of List Co immediately prior to the commencement of trading of List Co on The Stock Exchange of Hong Kong Limited shall be not less than HK$ 2.5 x 18,063,158 x A.

     where
     -----

     A = represents the US$/HK$ exchange rate prevailing on the date of issuance of the prospectus, under which an initial public offer is made to facilitate the Listing.

(b) In this Section 7.7 notional market capitalisation shall mean the amount calculated as follows:

     MC = N x IP

     where
     -----

     MC - is the notional market capitalisation

     N - is the number of shares in issue on the first day of trading of the shares of List Co on The Stock Exchange of Hong Kong Limited

     IP - means the issue price of shares to be issued under the initial public offer prior to such listing.

Section 7.8 Right to Appoint Board Representative.

S. W. Lam, Inc., Quality Prince, and the Lams hereby agree and covenant that they will procure that while Phenomenal or it nominees hold twenty per cent (20%) or greater of the total issued share capital of List Co, Phenomenal shall have the right to appoint one Director to the Board of Directors of the List Co.


ARTICLE 8. WARRANTIES AND REPRESENTATIONS

Section 8.1 Representations and Warranties.

Mr. Lam, Mrs. Lam, S.W. Lam, Inc., Quality Prince and HF Jewellery do hereby jointly and severally represent and warrant as follows:

(a) The details of HF Jewellery specified in Schedule 6 are complete and accurate in all respect and without limitation, Quality Prince is the holding company of the Hang Fung Group in the manner specified in the organizational chart annexed to Schedule 6.

(b) The representations and warranties under Article 5 in the Original Agreement were true and accurate when made and, except as hereby rendered obsolete or inconsistent by this Deed, remain true and accurate in all material respects as of this date.

(c) Each of the parties has obtained all consents and authorizations necessary or required for it to meet and perform the conditions of this Deed and the Deed constitutes a legal, valid, and binding obligation, enforceable in accordance with its provisions.


ARTICLE 9. MISCELLANEOUS

Section 9.1 Continued Effect of Original Agreement.

All provisions of the Original Agreement, except as modified by this Deed, shall remain in full force and effect and are reaffirmed. Each party acknowledges that it, as its respective interests appear, is liable for all damages arising from nonperformance under this Deed if all conditions of this Deed are not met; and that if this Deed is performed such performance shall be accepted as full performance of its obligations under the Original Agreement. Other than as stated in this Deed, this Deed shall not operate as a waiver of any condition or obligation imposed on the parties under the Original Agreement. All representations and warranties under Article 5 and all the affirmative and negative covenants under Articles 7 and 8 of the Original Agreement attributable to Quality Prince Limited shall be deemed to also have been made by and applicable to HF Jewellery.

Section 9.2 Further Assurances.

The parties shall at their own cost and expense execute and deliver further documents and instruments and shall take such other actions as may be reasonably required or appropriate to evidence or carry out the intent and purposes of this Deed.

Section 9.3 Interpretation of Deed.

In the event of any conflict, inconsistency, or incongruity between any provision of this Deed and any provision of the Original Agreement, the provisions of this Deed shall prevail.

Section 9.4 Governing Law and Severability.

This Deed shall be governed by and construed in accordance with the laws of the Hong Kong SAR and the parties submit to the non-exclusive jurisdiction of the courts of the Hong Kong SAR. If a court or other tribunal of competent jurisdiction holds any provision of this Deed to be unenforceable, the remaining portions of this Deed shall remain in full force and effect.

Section 9.5 Entire Agreement.

This Deed, together with the Original Agreement, constitutes the entire agreement between the parties hereto pertaining to the subject matter of this Deed, and any and all other written or oral agreements existing between the parties before the date of this Deed with respect to the subject matter of this Deed, except pertinent parts of the Original Agreement, are expressly cancelled.

EXECUTED as a deed:


THE COMMON SEAL of                       )
PHENOMENAL LIMITED                       )
was hereunto affixed in accordance       )
with its Articles of Association         )
in the presence of:                      )



------------------------------------------
Director


THE COMMON SEAL of                      )
S.W. LAM, INC.                          )
was hereunto affixed in accordance      )
with its Bylaws                         )
in the presence of:                     )



------------------------------------------
Lam Sai Wing, President


------------------------------------------
Chan Yam Fai, Jane, Secretary


THE COMMON SEAL of                      )
QUALITY PRINCE LIMITED                  )
was hereunto affixed in accordance      )
with its Articles of Association        )
in the presence of:                     )



------------------------------------------
Director

SIGNED, SEALED and                       )
DELIVERED by LAM SAI WING                )
[HKID:  D526157(1)]                      )
in the presence of:                      )




------------------------------------------


SIGNED, SEALED and                      )
DELIVERED by CHAN YAM FAI, JANE         )
[HKID: G293329(1)]                      )
in the presence of:                     )



------------------------------------------


THE COMMON SEAL of                      )
HANG FUNG GOLD TECHNOLOGY LIMITED       )
was hereunto affixed in accordance      )
with its Bye-laws                       )
in the presence of:                     )



------------------------------------------
Director


THE COMMON SEAL of                      )
HANG FUNG JEWELLERY COMPANY LIMITED     )
was hereunto affixed in accordance      )
with its Articles of Association        )
in the presence of:                     )



------------------------------------------
Director



THE COMMON SEAL of                       )
SOYCUE LIMITED                           )
was hereunto affixed in accordance       )
with its Articles of Association         )
in the presence of:                      )



------------------------------------------
Director

                                   Schedule 1

                              INVESTMENT AGREEMENT

                                   Schedule 2

                RIGHTS, RESTRICTIONS, PRIVILEGES, AND PREFERENCES
                         OF REDEEMABLE PREFERENCE SHARES


The nature and extent of the preferences, rights, privileges, and restrictions granted to or imposed on the holders of the Redeemable Preference Shares are as follows:

(a) Redemption Right by holder: holders of the Redeemable Preference Shares shall be entitled on or after March 20, 1999 pursuant to a Deed of Amendment, dated June ________, 1998, to which HF Jewellery is a party (the "Deed") to deliver to HF Jewellery for redemption a certificate or certificates for the Redeemable Preference Shares, properly endorsed, at which time HF Jewellery shall redeem the shares represented by the certificate or certificates by paying to each registered shareholder of Redeemable Preference Shares, in cash, the value of the shares determined in accordance with the following formula:

     The aggregate redemption amount shall consist of (i) US$10,000,000 representing a return of capital; and (ii) a dividend payable at the same time with (i) , and collectively shall be calculated in accordance with the following formula:

     ARA = US$10,000,000 x (1 + n x 0.1956/365)

     where
     -----

     ARA = the aggregate redemption amount (the "Aggregate Redemption Amount") payable by HF Jewellery to Phenomenal for the redemption of all the 5,263,788 Redeemable Preference Shares held by Phenomenal.

     n = number of days elapsing from March 20, 1998 to the date the Aggregate Redemption Amount is paid to Phenomenal, which in any event will not exceed 365 days.


(b) Special Dividend Entitlement: holders of Redeemable Preference Shares shall be entitled to a special dividend pursuant to Section 7.4 of the Deed.

(c) Voting Rights: holders of Redeemable Preference Shares shall have no voting rights in respect of any general meeting of HF Jewellery, save and except for any resolution:

     (i) under which the rights attaching to Redeemable Preference Shares may be varied in any manner;

     (ii) any resolution in respect of the winding up of HF Jewellery;

     (iii)any resolution to issue additional shares in the capital of HF Jewellery or provide mandate to directors to issue the same.

(d) Winding-Up: holders of Redeemable Preference Shares shall on a winding up of HF Jewellery rank for priority to holders of ordinary shares, so that any surplus assets proceeds or assets shall be distributed to holders of Redeemable Preference Shares, so as to repay the Aggregate Redemption Amount prior to any distribution to ordinary shareholders.

                                   Schedule 3

                              PUT OPTION AGREEMENT


                                Date day of 1998



                                  LAM SAI WING

                               CHAN YAM FAI, JANE



                                       and



                               PHENOMENAL LIMITED




                      -----------------------------------
                              PUT OPTION AGREEMENT

                      -----------------------------------







                           Jones, Day, Reavis & Pogue
                       29th Floor, Entertainment Building
                             30 Queen's Road Central
                                    Hong Kong
                           Telephone: (852) 2526-6895
                           Facsimile: (852) 2868-5871

PUT OPTION AGREEMENT made on _______ day of _______, 1998.

BETWEEN

(1) Lam Sai Wing (Hong Kong Identity Card No.: D526157 (1)) of Unit 25-32, 2nd Floor, Block B, Focal Industrial Centre, 21 Man Lok Street, Hunghom, Kowloon, and Chan Yam Fai, Jane (Hong Kong Identity Card No. G293329(1) of the same address (collectively the "Optionor"); and

(2) Phenomenal Limited, a company incorporated under the laws of the British Virgin Islands and whose registered office is at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (the "Optionee").

RECITALS

A. At the request of the Optionor and pursuant to the terms of a deed of amendment (the "Deed") dated June _______, 1998 between the Optionor, Hang Fung Jewellery Company Limited, a company incorporated in Hong Kong with its registered office at Units 25-32, 2nd Floor, Block B, Focal Industrial Centre, 21 Man Lok Street, Hunghom, Kowloon, Hong Kong (the "Company"), S.W. Lam, Inc., Quality Prince Limited, Soycue Limited, Hang Fung Gold Technology Limited ("List Co") and the Optionee, the Optionee agrees to replace a convertible note in the sum of US$10,000,000 issued by Quality Prince Limited to Optionee with an investment in the Company in the form of Redeemable Preference Shares in the capital of the Company.

B. The Company has issued 5,263,788 Redeemable Preference Shares to the Optionee (the "Redeemable Preference Shares") on the terms specified in the Deed and the Company's Memorandum and Articles of Association.

C. It is a condition of the Deed that the Optionor will grant to Optionee a put option pursuant to this Put Option Agreement.

NOW IT IS HEREBY AGREED:

1.   PUT OPTION AGREEMENT
     --------------------
     In consideration of the Optionee entering into the Deed, the Optionor grants to the Optionee an option to require Optionor to purchase all of the 5,263,788 Redeemable Preference Shares in the Company (the "Option Shares") held by the Optionee under the following terms and conditions.

1.1 Optionee shall have the right to require Optionor to purchase or to procure purchasers for all of the Option Shares from Optionee if the Company shall default in redeeming the Option Shares pursuant to the Deed and the terms of issue of the Option Shares.

1.2 Optionee may exercise this Put Option by giving written notice (the "Put Option Notice") to Optionor (or any one of them) at the address specified in Clause 7 herein, stating that the Put Option is thereby exercised. Such Put Option Notice may be given any time after the failure of the Company described in Section 2.2 of the Deed has occurred.

1.3 Within 90 days after the date of service of the Put Option Notice on Optionor by Optionee, Optionor shall be obliged to pay to Optionee the Put Option Exercise Price as defined below payable for the Option Shares calculated in accordance with Clause 1.4 and Optionee shall be obliged to deliver to Optionor, or as Optionor may direct, the certificate or certificates relating to the Option Shares together with an instrument of transfer and bought and sold note in respect thereof executed by Optionee, such instrument of transfer to be in a registrable form in all respects.

1.4 The purchase price (the "Put Option Exercise Price") payable by Optionor to Optionee in respect of the Option Shares shall be the Aggregate Redemption Amount calculated pursuant to Section 7.4 of the Deed, together with an additional amount representing interest calculated on a daily basis at the rate of 19.56% per annum for the period commencing from the date the Aggregate Redemption Amount is due under the Deed to the date the payment is made by Optionor.

1.5  Optionee warrants that upon the exercise of the Put Option:

     (a) the Option Shares shall be free from any lien, charge, encumbrance or interest of any kind whatsoever; and

     (b) the Option Shares shall be sold together with all rights attaching thereto at the date of the exercise of such option.

2.   INDEMNITY
     ---------

     Without prejudice to the provisions contained in Clause 1, the Optionor unconditionally and irrevocably undertakes and covenants, as a separate, additional and continuing obligation, to indemnify the Optionee against all losses, liabilities, damages, costs and expenses whatsoever arising out of any failure by the Company to redeem the Option Shares pursuant to the Deed. This indemnity shall remain in effect notwithstanding that the Put Option under Clause 1 may cease to be valid or enforceable against the Optionor for any reason whatsoever.

     (The put option in Clause 1 and the indemnity in Clause 2 given by the Optionor are hereinafter collectively referred to as the "Put Option".)

3.   SECURITY
     --------

3.1 Neither the liability of the Optionor nor the validity or enforceability of this Put Option shall be prejudiced, diminished, affected or discharged by:

     (a) the granting of any time, concession or indulgence to the Company or any other person with respect to the redemption of the Option Shares;

     (b) any variation or modification of the Deed or any document in relation thereto;

     (c) the invalidity or unenforceability of any obligation or liability of the Company to the Optionee;

     (d) any invalidity or irregularity in the execution of the Deed or other document relating thereto;

     (f) the insolvency or liquidation or any incapacity, disability or limitation, or any change in the constitution or status of the Company.

4.   RECONSTRUCTION OF OPTIONEE
     --------------------------

     This Put Option Agreement shall continue to be binding and effective as a continuing protection notwithstanding any amalgamation of the Optionee with any third party and notwithstanding any reconstruction of the Optionee involving the transfer of all or any of the assets of the Optionee to a party, or notwithstanding the sale of all or any part of the undertaking and assets of the Optionee to a third party, whether the third party with which the Optionee amalgamates or to whom the Optionee transfers all or any of the assets, either on a reconstruction or sale as aforesaid, shall or shall not differ in their or in its objects character and construction from that of the Optionee, it being the intent of the Optionor that this Put Option Agreement shall remain valid and effectual in all respects and that the benefit of this Put Option Agreement and all rights conferred upon the Optionee hereby may be assigned to and enforced by such third party and enforceable in the same manner to all intents and purposes as if such third party had been named herein instead of the Optionee.

5.   WAIVER AND SEVERABILITY
     -----------------------

5.1 No failure or delay by the Optionee in exercising any right, power or remedy hereunder shall impair such right, power or remedy or operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy.

5.2 The rights, powers and remedies herein provided are cumulative and do not exclude any other rights, powers and remedies provided by law.

5.3 Each of the provisions in this Put Option Agreement is severable and distinct from the others, and if at any time any provision of this Put Option Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, the legality, validity and enforceability of such provision under the law of any other jurisdiction, and of the remaining provisions of this Put Option Agreement, shall not be affected or impaired thereby.

6.   ASSIGNMENT
     ----------

     The Optionee may assign its rights under this Put Option Agreement or any part thereof, and this Put Option Agreement shall enure to the benefit of the Optionee and its successors and assigns.

7.   NOTICES
     -------

7.1  Delivery

     All notices, demands or other communications which are to be given under this Put Option Agreement shall be in writing and shall be addressed as shown below:

     (a)  if to the Optionor or either of them:

          Address:           c/o Units 25-32, 2 nd Floor
                             Block B, Focal Industrial Centre
                             21 Man Lok Street, Hunghom
                             Kowloon
                             Hong Kong

         Facsimile Number:  (852) 2362-3034

     (b)  if to the Optionee:

          Address:          c/o Transpac Group
                            Suite 3322, 33rd Floor
                            Two Pacific Place
                            88 Queensway
                            Hong Kong

          Facsimile Number: (852) 2877-6612

          Attention:        Managing Director, Transpac Group

7.2  Receipt
     -------

     Any such notice may be delivered personally, by prepaid post, or sent by facsimile transmission and shall be deemed to have been effectively served:

     (a)  if by delivery in person, when delivered to the addressee;

     (b)  if by facsimile transmission when despatched;

     (c)  if by post:

          (i) on the second Business Day following day of posting if sent from Hong Kong to the address of a recipient in Hong Kong unless actually received sooner; or

          (ii) on the seventh Business Day following the day of posting if sent from Hong Kong to the address of an overseas recipient (and vice versa) unless actually received sooner.

7.3 Nothing in this Clause 7 shall preclude the service of communication or the proof of such service by any other mode permitted by law.

8.   GENERAL
     -------

8.1 The expressions the "Optionee", the "Company" and the "Optionor" whenever used here include and extend to their successors, executors, administrator, legal representatives and assigns. Where the context allows the expression "security", the term shall be deemed to include a judgement, specialty, guarantee, indemnity, negotiable and other instruments and securities of every kind.

8.2 Headings used in this Put Option Agreement are for convenience only and shall not affect its interpretation.

8.3 The obligations and liabilities of Lam Sai Wing and Chan Yam Fai, Jane under the Put Option Agreement shall be joint and several.

9.   TERMINATION UPON LISTING
     ------------------------

     Notwithstanding any other provisions herein, this Put Option Agreement shall terminate and shall become void and cease to have any force or effect on the date being the date of any prospectus that may be issued by List Co in respect of the listing of the shares of List Co on The Stock Exchange of Hong Kong Limited.

10.  GOVERNING LAW AND ARBITRATION
     -----------------------------

     This Put Option Agreement is governed by and is to be construed in accordance with the laws of Hong Kong SAR and the parties hereto submit to the non exclusive jurisdiction of the courts of Hong Kong.

IN WITNESS whereof the Optionor has duly executed this Put Option Agreement as a deed.


SIGNED, SEALED AND DELIVERED by     )       Signature
LAM SAI WING                        )
in the presence of:                 )       ------------------------------------


------------------------------------
Name:


SIGNED, SEALED AND DELIVERED by     )       Signature
CHAN YAM FAI, JANE                  )
in the presence of:                 )       ------------------------------------


------------------------------------
Name:


THE COMMON SEAL of                          )
PHENOMENAL LIMITED                          )
was hereunto affixed in accordance with its )
Articles of Association                     )
in the presence of:                         )


------------------------------------
Director

                                   Schedule 4

                      EXTENSION AND MODIFICATION AGREEMENT
                 S. W. LAM, INC. - COMMON STOCK PURCHASE WARRANT


     THIS EXTENSION refers to a Warrant to Purchase 5,263,158 shares of Common Stock in S.W. Lam, Inc. (the "Common Stock")granted to Phenomenal Limited, a British Virgin Islands corporation, on May 20, 1997 (the "Warrant"). The Warrant will be void after May 31, 1998.

     S.W. Lam, Inc. Phenomenal Limited, and all the other parties to a certain "Investment Agreement for a Warrant to Purchase 5,263,158 Shares of Common Stock of S.W. Lam, Inc. and a US$10,000,000 Convertible Note Certificate of Quality Prince Ltd." (the "Original Agreement") have agreed to restructure the financing provided thereunder by entering into a Deed of Amendment amending the Original Agreement (the "Deed"). The Deed contemplates an extension of the Warrant through May 31, 1999, or the Prospectus Date (as defined in the Deed), whichever date is earlier, and to adjust the number of shares of Common Stock subject to the Warrant.

     In consideration of the mutual obligations in the Deed, S.W. Lam, Inc. agrees to and hereby extends the term of the Warrant to May 31, 1999, or the Prospectus Date (as defined in the Deed), whichever date is earlier, and the date "May 31, 1998" appearing on the first page and in Sections 3(i) and 5(e) of the Warrant shall be substituted with the date "May 31, 1999, or the Prospectus Date (as defined in the Deed), whichever date is earlier." The number of shares of Common Stock subject to the Warrant shall be adjusted in accordance with
Section 4.2 under the Deed.

     S.W. Lam, Inc. agrees that except as hereby modified as to the term and the dates of the Warrant, the Warrant shall remain in full force and effect in accordance with all the terms and conditions as originally stated therein through May 31, 1999, or the Prospectus Date (as defined in the Deed), whichever date is earlier.

Dated:   April ______________, 1998
                                                S.W. Lam, Inc.

                                                By:
                                                   -----------------------------
                                                   Lam Sai Wing, President

                                                By:
                                                   -----------------------------
                                                   Chan Yam Fai, Jane, Secretary

HOLDER OF WARRANT:


-----------------------------
Phenomenal Limited
By:
   --------------------------

                                   Schedule 5

                        SHAREHOLDERS AGREEMENT (List Co)

THIS   SHAREHOLDERS   AGREEMENT   AND  DEED   (the   "Agreement")   is  made  on
________________, 19________.

BETWEEN

(1) PHENOMENAL LIMITED, a company incorporated in the British Virgin Islands, at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands ("Phenomenal")

(2) QUALITY PRINCE LIMITED, a company incorporated in the British Virgin Islands, at P.O. Box 3444, Road Town, Tortola, British Virgin Islands ("QPL")

RECITALS

A. QPL is the holder of __________ Shares in Hang Fung Gold Technology Limited (the "List Co"), and Phenomenal is the holder of _______Shares in List Co.

B. By this Agreement, the undersigned parties desire to establish certain mutual rights, obligations, and covenants as set forth herein.

NOW IT IS AGREED AS A DEED AS FOLLOWS:

1.   CERTAIN DEFINITIONS
     -------------------

     As used in this Agreement, the following terms shall have the following respective meanings:

     "Associates"      means, with reference to any person, a spouse;  and
                       relative of that person within  the third degree;
                       any director, officer, or employee of that person, any corporation, association, firm, or other entity of which that person is a member, director, officer, or employee; and any other person directly or indirectly controlling or controlled by, or under direct of indirect common control with, that person.

      "Board"          means the board of directors of List Co.



      "Control"        means the ownership of 51 percent or more of the  voting
                       power of the corporate entity.

      "Deed" means the Deed of Amendment entered into between Phenomenal, QPL, List Co, and certain other parties on June ____, 1998.

      "Director"       means a director of the board of directors of List Co.

      "Hang Fung Group"means  Hang Fung  Jewellery  Company  Ltd.,  a Hong Kong corporation, and Kai Hang Jewellery Company Ltd., a Hong Kong corporation, both of which are wholly owned subsidiaries of QPL.

      "Investment      means the Investment Agreement executed by and among
       Agreement"      SWL, QPL, Phenomenal  Limited,  Lam Sai Wing and Chan Yam
                       Fai, Jane in Hong Kong on May 20, 1997.

      "List Co"        means Hang Fung Gold Technology Limited

      "Phenomenal"     means Phenomenal Limited, a British Virgin Islands
                       corporation.

      "QPL" means Quality Prince Limited, a company incorporated in the British Virgin Islands.

      "Shareholder"    means a holder of Shares.

      "Shares" means all [#] outstanding and issued common or ordinary shares in List Co.

      "SWL" means S. W. Lam, Inc. a corporation organized under the laws of the State of Nevada.

2.   APPOINTMENT OF DIRECTORS AND MEETINGS OF SHAREHOLDERS AND DIRECTORS
     -------------------------------------------------------------------

2.1  Appointment of Directors
     ------------------------

     Phenomenal shall have the right to appoint, or effectively have the ability to elect a minimum of one (1) Director to the board of directors of List Co. Such a Director appointed by Phenomenal shall have the right to approve or disapprove any major actions of List Co, including without limitation those specified in Section 3.1 herein. The parties hereto may agree to increase the number of Directors representing the interest of Phenomenal to more than one (1) to reflect any increase in the proportional equity interest of Phenomenal in List Co. If any director(s) nominated or elected directly or indirectly by Phenomenal shall resign or otherwise cease to act as a director any replacement or substitute shall also be nominated or elected by Phenomenal.

2.2  Calling of meetings
     -------------------

     Any Shareholder shall have the right to call a shareholders' meeting upon at least seven days' notice to the other Shareholders. Any Director shall have the right to call a board of directors' meeting upon at least five days' notice. All the board meetings and shareholders' meeting of List Co shall be held in Hong Kong, unless otherwise unanimously agreed upon by all the Shareholders or Directors.

2.3  Quorum
     ------

     The presence of a Director appointed or elected by Phenomenal at any Board meetings shall be a condition for a quorum. The presence of a representative of Phenomenal at any Shareholders' meeting shall be a condition for a quorum, except after adjournment with notice of at least three days.

2.4  Deed of Bylaws, etc.
     -------------------

     The provisions under Sections 2.1 through 2.3 shall be binding on the parties to the extent they are not inconsistent with the laws of the jurisdiction of List Co.

3.   APPROVAL FOR MAJOR ACTIONS AND REPORTING REQUIREMENTS
     -----------------------------------------------------

3.1  Actions requiring Approvals
     ---------------------------

     Any of the following actions undertaken by List Co or any companies within the Hang Fung Group shall require Board approval of List Co.

     (a) amendment to the bye-laws and memorandum of association, material changes in the business, winding up of List Co or any of its subsidiaries or affiliates, or mergers or acquisitions of disposal of other companies, otherwise than for the purpose of reorganizing List Co and its subsidiaries in preparation for the listing of List Co on the Hong Kong Stock Exchange.

     (b) increase of authorized capital, or issuance of new shares or options or of any other interests in shares, or any capital reorganization, otherwise than for the purpose of reorganizing List Co and its subsidiaries in preparation for the listing of List Co on the Hong Kong Stock Exchange.

     (c) approval of annual budgets and business plans, and any proposed or actual increase of 10 percent or more over the total budgeted amount for capital, operating and any other expenditures under the business plans approved.

     (d) capital expenditures exceeding HK$1 million per item, or any other major asset commitments or disposal.

     (e) any banking facilities or other assumptions of liability out of the ordinary course of business, or the granting of any security interest.

     (f) the granting of any gifts or the guaranteeing of any third party's obligations.

     (g)  any  activities  not in the  ordinary  course  of  business,  and  any transactions that may involve a conflict of interest for any shareholder or director or that are otherwise conducted other than at arm's length.

     (h)  any declaration of dividends by List Co or its subsidiaries.

     (i)  any change in auditor or financial year end.

3.2  Continuing Reporting Requirements
     ---------------------------------

     All the financial reporting requirements and obligations of List Co to Phenomenal as specified in Sections 7.02 through 7.09 of the Investment Agreement shall continue in full force and effect, until List Co's or a successor company's common or ordinary shares are listed and publicly traded on the Hong Kong Stock Exchange or another national securities exchange.

3.3  Disposition of Shares in Hang Fung Group
     ----------------------------------------

     The parties agree they shall procure that there shall not be any disposition or transfer of any shares in the companies constituting the Hang Fung Group, including without limitation Hang Fung Jewellery Company Limited and Kai Hang Jewellery Company Limited by List Co or any other party without the written consent of Phenomenal, otherwise than for the purpose of reorganizing List Co and its subsidiaries in preparation for the listing of List Co on the Hong Kong Stock Exchange.

4.   TRANSFER OF SHARES
     ------------------

4.1  Restrictions on Transfers
     -------------------------

     Save as provided in Section 4.2, no Shareholders of List Co shall, or shall attempt or offer to sell, transfer, assign or otherwise dispose of ("Transfer") any of its Shares except for transfer to one of more corporate entities which are affiliated or under common control with the Shareholder. Any purported Transfer by such a Shareholder of its shares in violation of this Section 4 shall be void and of no force or effect.

4.2  Right of First Refusal
     ----------------------

     Except as provided in Section 4.1 hereof, if at any time any Shareholder (the "Transferring Shareholder") desires to Transfer any of its Shares (the "Offered Stock"), such Transfer shall take place only in accordance with the following procedures:

     (a) The Transferring Shareholder shall give written notice ("Shareholder's Notice") to the other Shareholders of the Shares (collectively, the "Offerees") within ten (10) days after receipt of written, bona fide offer (the "Offer") from a third party (the "Offeror"), which notice is signed by the Transferring Shareholder and sets forth all the material terms of the Offer (including (i) the Transferring Shareholder's bona fide intention to transfer the Offered Stock; (ii) the number of shares of the Offered Stock; (iii) the name, address and relationship, if any, to the Transferring Shareholder of the Offeror; and (iv) the bona fide cash price or, in reasonable detail, other consideration, per share for which the Transferring Shareholder proposes to transfer such Offered Stock (the "Offered Price")), together with copies of any agreement or documents executed or delivered, or to be executed or delivered, by the Transferring Shareholder and the Offeror.

     (b)  The  Offerees  shall have the  exclusive  right for a period of thirty
          (30) days after receipt of the Shareholder's Notice ("Exercise Period") to notify the Transferring Shareholder of the Offerees' election to purchase the shares of Offered Stock on the same terms and conditions contained in the Offer ("Right of First Refusal"). The Offerees' rights to purchase the shares of Offered Stock shall be prorata to their respective holdings of List Co's capital stock on a fully diluted basis. An Offeree's prorata share shall be determined by dividing the number of Shares and Common Stock held by an Offeree by the total number of Shares and Common Stock held by all Offerees. Any Offeree that wishes to exercise the Right of First Refusal shall so notify List Co and the Transferring Shareholder within the Exercise Period. If any Offeree does not make such election to exercise the Right of First Refusal within the Exercise Period, such declining Offeree shall give written notice ("Declining Notice") to the remaining Offerees and such remaining Offerees shall have the right to purchase any shares of Offered Stock not purchased by the declining Offeree or Offerees, which purchase shall be prorata if more than one remaining Offeree elects to make such purchase. An election to purchase the shares of Offered Stock not purchased by the declining Offeree or Offerees shall be made by written notice to the other Offerees and List Co within fifteen (15) days after receipt of the Declining Notice ("Additional Exercise Period"). Within five days after expiration of the Additional Exercise Period, List Co will give written notice (the "Expiration Notice") to the Transferring Shareholder and to the Offerees specifying the shares of Offered Stock that were subscribed by the Offerees exercising their Right of First Refusal.

     (c) In the event that no Offeree elects to purchase the shares of Offered Stock (or if such elections are made with respect to less than all the shares of Offered Stock) within the Exercise Period and the Additional Exercise Period, the Transferring Shareholder shall have the right during the ensuing thirty (30) day period to Transfer to the Offeror the shares of Offered Stock offered to the Offerees on the terms set forth in the Shareholder's Notice. The Offeror shall as a condition to each such purchase execute a counterpart of this Agreement or otherwise agree in writing (in such form as shall be satisfactory to the Board of Directors of List Co) to be bound by this Agreement to the same extent that the Transferring Shareholder was bound. If such Transfer is not completed within such thirty (30) day period, the Transferring Shareholder shall be required, before Transferring its shares to any third party, to reoffer the shares to the Offerees in the manner set forth in this Section 4.2.

     (d) The Transfer of the shares of Offered Stock resulting from the acceptance of the Offer by one or more Offerees in accordance with this Section 4.2 shall take place at a closing on a date designated by List Co within ten (10) business days following acceptance of the Offer by such Offeree or Offerees or such other time as the Transferring Shareholder and the Offerees shall mutually agree. At such closing, each Offeree shall pay the purchase price for the shares of Offered Stock against delivery by the Transferring Shareholder of
          (I) documentary evidence reasonably satisfactory to the Offeree of the Transfer of all shares to such Offeree and (ii) a sales agreement in form reasonably satisfactory to the Offeree containing, among other things, a representation and warranty by the Transferring Shareholder that the Transferring Shareholder is, and the Offeree shall be, the record and beneficial owner of such shares with good title thereto, free and clear of all liens and encumbrances.

4.3  Tack Along and Repurchase Option
     --------------------------------

     Subject to Section 4.4 below, QPL and any of its Associates holding Shares in List Co (each an "Applicable Shareholder" and collectively the "Applicable Shareholders") shall jointly and severally, before making a transfer or other disposal of any of their Shares (the "Applicable Shareholders' Transfer Shares") to a third party, procure that such third party offers to acquire from Phenomenal the same proportionate part of Phenomenal's Shares as the number of the Applicable Shareholders' Transfer Shares bears to all the Shares held by the Applicable Shareholders, and any such offer shall:

     (a) in relation to the acquisition of Phenomenal's Shares, be on the same terms (subject to Sub-Section (b) below) as to price per Share, time of payment and sharing of stamp duty as those applicable to the proposed transfer by the Applicable Shareholders of the Applicable Shareholders' Transfer Shares and be conditional upon the Applicable Shareholders actually transferring the Applicable Shareholders' Transfer Shares and customary warranties as to title being given by Phenomenal; and

     (b) where the offers extended to the Applicable Shareholders are not the same as among them, the terms to be offered to Phenomenal shall be those as are, in the opinion of Phenomenal, most favorable to the offeree.

4.4  Notice to Phenomenal
     --------------------

     Each of the Applicable Shareholders shall, before a transfer by them of Control of List Co to a third party, or a transfer of any Shares to a third party which, when aggregated with the Shares held by such third party or his Associates, would result in such third party and his Associates acquiring Control of List Co, give not less than 14 days' notice in writing to Phenomenal, and Phenomenal may at any time within 14 days after the expiry of such 14 day period by a written notice (the "Election Notice") served on any of the Applicable Shareholders require any of the Applicable Shareholders either:

     (a) to procure that the proposed transferee offers to acquire from Phenomenal all of its Shares, and any such offer shall be made in accordance with Section 4.5 below; or

     (b)  to  purchase  from  Phenomenal  all of its Shares in  accordance  with
          Section 4.6 below.

4.5  Election Notice
     ---------------

     If Phenomenal shall by Election Notice require any of the Applicable Shareholders to procure the proposed transferee referred to in Section 4.4 to acquire from Phenomenal all of its Shares, the offer by the proposed transferee must:

     (a) in relation to the acquisition of Phenomenal's Shares, be on the same terms (subject to Sub-Section (b) below) as to price per Share, time of payment and sharing of stamp duty as those applicable to the proposed transfer by any of the Applicable Shareholders of their Shares and be conditional upon the Applicable Shareholders actually transferring Control of List Co and customary warranties as to title being given by Phenomenal; and

     (b) where the offers extended to the Applicable Shareholders are not the same as among them, the terms to be offered to Phenomenal shall be those as are, in the opinion of Phenomenal, most favorable to the offeree; and unless such third party then proceeds to acquire Control of List Co and Phenomenal's Shares in accordance with the terms of the relevant offers, none of the Applicable Shareholders shall transfer any of their respective Shares to such third party.

4.6  Repurchase
     ----------

     If Phenomenal shall elect in its Election Notice to require the Applicable Shareholders to purchase all Phenomenal's Shares, the following provisions shall apply:

     (a) the price (the "Repurchase Price") to be paid to Phenomenal for the repurchase (the "Repurchase") of Phenomenal's Shares ("Repurchase Shares") shall be the offered price of the third party;

     (b) notwithstanding any provisions in this Section, the liability of each of the Applicable Shareholders to purchase the Repurchase Shares shall be joint and several;

     (c) Phenomenal shall sell with full title guarantee and the Applicable Shareholders shall purchase the Repurchase Shares free from all encumbrance and together with all rights attaching thereto as at the date of the Election Notice including all dividends or distributions which may be paid, declared or made in respect thereof at any time on or after the date of the Election Notice;

     (d) without prejudice to Sub-Section (b),unless the Applicable Shareholders agreed otherwise, each of Applicable Shareholders shall purchase the same proportionate part of the Repurchase Shares as the number of Shares held by each of the Applicable Shareholders bears to the aggregate number of Shares held by all the Applicable Shareholders;

     (e) completion shall take place at 12:00 noon on the twenty-first day after the date of the Election Notice or, if that is not a bank business day, the first bank business day thereafter and, at such completion:

     (i) Phenomenal shall deliver to each of the Applicable Shareholders duly executed instruments of transfer in favor of each of the Applicable Shareholders the number of the Repurchase Shares determined by Section 4.6(d) above together with the share certificate therefor in the name of Phenomenal or its nominee;

     (ii) Phenomenal shall, so far as it lies within its power to do so, procure the resignation of all Directors or directors on the board of directors of SWL, Quality Prince, List Co or any of its subsidiaries nominated by it with effect from completion of the Repurchase and each such person shall acknowledge under seal that he has no claim against List Co for whatsoever nature;

     (iii)the Applicable Shareholders and Phenomenal (so far as it lies within its power to do so) shall procure that a meeting of the Directors be held at which resolution shall be passed:

          (A) approving the transfer of the Repurchase Shares to each of the Applicable Shareholders and the registration by List Co of such transfer;

          (B) the resignations of all Directors nominated by Phenomenal being accepted; and

          (C) such persons as the Applicable Shareholders shall be appointed Directors with effect from completion of the Repurchase;

     (iv) the Applicable Shareholders shall jointly and severally:

          (A) pay or procure the payment to Phenomenal of the Repurchase Price payable by the Applicable Shareholders by cashier's order or a banker's draft drawn on a duly licensed bank in Hong Kong; and

          (B) execute an instrument of transfer for the relevant Repurchase Shares;

(f)  Phenomenal shall warrant to the Applicable Shareholders that:

     (i) Phenomenal is the legal and beneficial owner of the Repurchase Shares free from all encumbrances and together with all rights attaching thereto as at the date of the Election Notice and has the full power and authority to sell and transfer the entire beneficial interests in the Repurchase Shares to the Applicable Shareholders free from all encumbrances and together with all rights as aforesaid; and

     (ii) all stamp duties and other costs, expenses (including legal costs) and charges payable in connection with the sale and re-transfer of the Repurchase Shares under this Section 4.6 shall be borne by the Applicable Shareholders and Phenomenal in equal shares.

5.   MISCELLANEOUS
     -------------

5.1  Governing Law
     -------------

     This Agreement shall be governed in all respects by the laws of Hong Kong SAR, without regard to its conflict of law principles.

5.2  Survival
     --------

     The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Shareholder and the closing of the transactions contemplated hereby.

5.3  Successors and Assigns
     ----------------------

     Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

5.4  Entire Agreement
     ----------------

     This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein.

5.5  Notices, etc.
     -------------

     All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally, mailed by certified or registered mail, postage prepaid, return receipt requested, facsimile or delivered by courier or overnight delivery, addressed (a) if to Phenomenal, at 3322, 33rd Floor, Two Pacific Place, 88 Queensway, Hong Kong and if by fax, to (852) 2877-6612 (attention: Mr. Adrian Woo), or at such other address or fax number Phenomenal shall have provided to List Co in writing, or (b) if to QPL, at Units 25-32, 2nd Floor, Block B, Focal Industrial Centre, 21 Man Lok Street, Hunghom, Kowloon, Hong Kong, or if by fax, to
     (852) 2362-3034, or at such other address or fax number as QPL shall have furnished to Phenomenal in writing. Notices that are mailed shall be deemed received upon personal delivery or confirmation of facsimile receipt or, if earlier, three (3) days after deposit in the mail.

5.6  Delays or Omissions
     -------------------

     Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any holder of any party hereto, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

5.7  Counterparts
     ------------

     This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

5.8  Severability
     ------------

     If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable the remainder of this Agreement and application of such provision to persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto, the parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

5.9  Titles and Subtitles
     --------------------

     The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

6.   TERMINATION UPON LISTING

     Notwithstanding any other provisions herein, this Agreement shall terminate and shall become void and cease to have any force or effect on the date being the date of any prospectus that may be issued by List Co in respect of the listing of the shares of List Co on The Stock Exchange of Hong Kong Limited.

     The foregoing agreement is hereby executed as a deed as of the date first above written.

THE COMMON SEAL of                          )
PHENOMENAL LIMITED                          )
was hereunto affixed in accordance          )
with its Articles of Association            )
in the presence of:                         )



----------------------------------------
Director


THE COMMON SEAL of                         )
QUALITY PRINCE LIMITED                     )
was hereunto affixed in accordance         )
with its Articles of Association           )
in the presence of:                        )



----------------------------------------
Director

                                   Schedule 6


                           INFORMATION IN RESPECT OF
                      HANG FUNG JEWELLERY COMPANY LIMITED


                   Name: Hang Fung Jewellery Company Limited

                          Registration Number: 496642

                               Registered Office:
                        Units 25-32, 2nd Floor, Block B,
                  Focal Industrial Centre, 21 Man Lok Street,
                                Hunghom, Kowloon
                                 Hong Kong SAR

            Authorized Capital: HK$500,000 divided into two classes:
                2 Class A non-voting shares of HK$ 1.00 each and
                  499,998 Class B voting shares of HK$1.00 each

                          Directors: Lam Sai Wing, and
                               Chan Yam Fai, Jane

                  Shareholders (and no. held):

                  Class A non-voting shares          No. of shares
                  -------------------------          -------------
                  Lam Sai Wing                                1
                  Chan Yam Fai, Jane                          1

                  Class B voting shares
                  ---------------------
                  Lam Sai Wing (Note 1)                       1
                  Quality Prince Limited                      1

                               Subsidiaries: None



Note 1: Lam Sai Wing holds one Class B voting share on trust for Quality Prince
                                    Limited.